EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Steven M. Plumb, Chief Financial Officer, certify, as of the date hereof, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of ProBility Media Corporation on Form 10-Q for the period ended April 30, 2018 fully complies with the requirements of Section 13(a) or 15(d) of the Securities & Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents in all material respects the financial condition and results of operations of ProBility Media Corporation at the dates and the periods indicated.

Date:  June 19, 2018

/s/ Steven M. Plumb
Steven M. Plumb, CPA
Chief Financial Officer
(Principal Financial/Accounting Officer)